UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 22, 2009

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)
Commission file number 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Park Avenue, 23rd floor New York, New York 10022	10022
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (212) 389-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management.
     Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 22, 2009, the Board of Directors accepted the resignation of Jodi B. Ganz from her position as General Counsel and Secretary of the Company and the Company’s Board of Directors appointed Ulrika Ekman as its new General Counsel and Secretary. Ms. Ekman had previously served as General Counsel of the Company. Ms. Ganz was appointed as Deputy General Counsel and Assistant Secretary.
     Ms. Ekman served as General Counsel of the Firm from 2004 to 2008 and most recently as Co-Head of U.S. Mergers & Acquisitions. Ms. Ekman joined the Firm in 2004, having been a partner in the M&A group of the corporate department of Davis Polk & Wardwell.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.
Date: July 22, 2009	By:	/s/ Richard J. Lieb
		Name:	Richard J. Lieb
		Title:	Chief Financial Officer

3